SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to  240.14a-11(c) or 240.14a-12
     ______________________________________________________________
                     BONRAY DRILLING CORPORATION
          (Name of Registrant as Specified In It's Charter)

                           Debera T. Baker
              (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
    0-11.

    1) Title of each class of securities to which transaction applies:
    _______________________________________________________________

    2) Aggregate number of securities to which transaction applies:
    _______________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    ______________________________________________________________

    4) Proposed maximum aggregate value of transaction:
    ______________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                    BONRAY DRILLING CORPORATION
                    4701 NORTHEAST 23rd STREET
                   OKLAHOMA CITY, OKLAHOMA  73121

                          PROXY STATEMENT

         This Proxy Statement is furnished to the stockholders of Bonray Drilling Corporation (hereinafter referred to as the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held November 6, 1996, and is being first mailed to the stockholders on October 4, 1996. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

         A person signing the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, by written notification actually received by the Secretary, or by subsequently granting a later dated proxy relating to the same shares, at any time prior to its being exercised, or by voting in person at the meeting.

         The Company will bear the cost of soliciting proxies. Solicitation may be made by mail, telephone or telegraph or personally by officers, directors and regular employees of the Company. The Company will also reimburse brokers, other custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy material to the beneficial owners of stock. All such further solicitations will be made by employees of the Company, who will not be additionally compensated therefor, and the cost thereof will be borne by the Company.


                    VOTING SECURITIES OUTSTANDING,
                        SECURITY OWNERSHIP OF
                 MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         As of September 25, 1996, 423,540 shares of common stock of the Company were issued and outstanding, and each share is entitled to one vote. Only holders of common stock of record at the close of business on September 25, 1996 will be entitled to vote at the meeting. As of September 25, 1996, Cede & Co. owned of record but not beneficially, 208,948 shares (49%) of the common stock of the Company. Cede & Co., the nominee for the Depository Trust Company, holds securities of record for participating financial institutions such as banks and brokers/dealers.

         The following table sets forth, as of September 25, 1996, the number of shares of common stock of the Company held by each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock.

                                  Amount and Nature
Name and Address of                 of Beneficial           Percent
 Beneficial Owner                    Ownership *            of Class
- -------------------               -------------------       --------
Raymond H. Hefner, Jr.            165,660 (1) (2) (3)        39.1%
P. O. Box 20750
Oklahoma City, OK  73156

Bonnie B. Hefner                  165,660 (1) (2) (3)        39.1%
P. O. Box 20750
Oklahoma City, OK  73156

Brenda H. Burkey                  149,040 (3) (4) (5)        35.2%
1700 Huntington Avenue
Oklahoma City, Oklahoma  73116

Richard B. Hefner                 148,970 (3) (6)            35.2%
Route 3, Box 294
Seminole, Oklahoma  74868

Vici H. Heitzke                   148,850 (3)                35.1%
3909 Surrey Road
Edmond, Oklahoma  73013

HBH Enterprises A
   Limited Partnership            148,850 (3)                35.1%
P. O. Box 20750
Oklahoma City, OK  73156

P. Oppenheimer Investment          28,596                     6.8%
   Partnership L.P.
119 W. 57th Street
New York, NY  10019

* Unless otherwise noted, the person named has sole voting and investment power over the shares reflected opposite his/her name.

(1) Includes 960 shares held of record by Mr. Hefner and the right to acquire beneficial ownership of 15,170 shares held by the Raymond H. Hefner, Jr. Revocable Trust, of which Mr. Hefner is settlor and sole trustee and over which Mr. Hefner has sole voting and investment power. Mrs. Hefner disclaims any beneficial interest in these shares.

(2) Includes 680 shares held by Mr. and Mrs. Hefner as joint tenants and as to which they share voting and investment power.

(3) Includes 148,850 shares held by HBH Enterprises A Limited Partnership ("HBH"). The general partner of HBH is HBH Holding Corporation ("Holding"), and the limited partners are Raymond H. Hefner, Jr., Trustee, Raymond H. Hefner, Jr. Revocable Trust, Bonnie B. Hefner Revocable Trust, Bonnie B. Hefner, Trustee, Raymond H. Hefner, Jr. Revocable Trust, Bonnie B. Hefner Revocable Trust, Vici H. Heitzke, Brenda H. Burkey, Richard B. Hefner, Gary F. Fuller, Trustee, Vici Kay Heitzke Trust, Brenda Gay Burkey Trust, Richard B. Hefner Trust, Bonnie
B. Hefner, Trustee, Leah Michelle Heitzke Family Trust, Phillip Matthew Heitzke Family Trust, Christopher Conor Burkey Family Trust, Nicole Raye Burkey Family Trust, Natalie Ann Burkey Family Trust, Leah Michelle Heitzke Minor's Trust, Phillip Matthew Heitzke Minor's Trust, Christopher Conor Burkey Minor's Trust, Nicole Raye Burkey Minor's Trust, Natalie Ann Burkey Minor's Trust, Katherine H. Hefner Minor's Trust, Ryan H. Hefner Minor's Trust, Matthew G. Heitzke Trustee, Leah Michelle Heitzke Family Trust, Phillip Matthew Heitzke Family Trust, Leah Michelle Heitzke Minor's Trust, Phillip Matthew Heitzke Minor's Trust, Christopher H. Burkey, Trustee, Christopher Conor Burkey Family Trust, Nicole Raye Burkey Family Trust, Natalie Ann Burkey Family Trust, Christopher Conor Burkey Minor's Trust, Nicole Raye Burkey Minor's Trust, Natalie Ann Burkey Minor's Trust, Lisa K. Hefner, Trustee, Katherine H. Hefner Minor's Trust, Ryan H. Hefner Minor's Trust. The outstanding capital stock of Holding is owned 35% by Raymond H. Hefner, Jr.; 35% by Bonnie B. Hefner, wife of Raymond H. Hefner, Jr,; with 10% each by Vici H. Heitzke, Brenda H. Burkey and Richard B. Hefner, the three (3) adult children of Raymond and Bonnie Hefner. Raymond and Bonnie Hefner are the directors of Holding, and Raymond H. Hefner, Jr. is president of Holding and has voting and dispositive power with respect to the shares of the company held by HBH.

(4) Includes 10 shares held of record by Brenda H. Burkey, over which Brenda H. Burkey has sole voting and investment power. Christopher H. Burkey disclaims any beneficial interest in these shares.

(5) Includes 180 shares held of record by Christopher H. Burkey, over which Christopher H. Burkey has sole voting and investment power.
Brenda H. Burkey disclaims any beneficial interest in these shares.

(6) Includes 120 shares held of record by Richard B. Hefner, over which Richard B. Hefner has sole voting and investment power.

         The following table and notes thereto set forth, as of September 25, 1996, the number of shares of common stock of the Company beneficially owned by all directors and nominees for directors of the Company and all directors and officers of the Company as a group. The Company has been provided such information by its directors and officers.

                                  Amount and Nature
Name and Address of                of Beneficial            Percent
 Beneficial Owner                    Ownership *            of Class
- -------------------               -----------------         --------
Raymond H. Hefner, Jr.               165,660 (1)             39.1%
P. O. Box 20750
Oklahoma City, OK  73156

Richard B. Hefner                    148,970 (2)             35.2%
Route 3, Box 294
Seminole, Oklahoma  74868

James R. Tolbert  III                 11,590 (3)              2.7%
2321 Belleview Terrace
Oklahoma City, Oklahoma  73118

William B. Cleary                         -0-                   -
1607 Dorchester Drive
Oklahoma City, Oklahoma  73120

Hobart A. Smith                           -0-                   -
14 Sawmill Grove Court
The Woodlands, Texas  77380

All Officers and Directors as        177,240                 41.8%
     a group (11 persons)

* Unless otherwise noted, the person named has sole voting and investment over the shares reflected opposite his name.

(1) Includes 960 shares held of record by Mr. Hefner, and the right to acquire 15,170 shares held by the Raymond H. Hefner, Jr. Revocable trust, of which Mr. Hefner is settlor and sole trustee, and over which Mr. Hefner has sole voting and investment power. Mr. Hefner and his wife share voting and investment power with respect to 680 shares included above held by them as joint tenants. Mr. Hefner shares voting and investment power as to 148,850 shares included above, as hereinabove set forth in footnote (3) to the preceding table.

(2) Includes 120 shares held of record by Mr. Richard B. Hefner, of which Mr. Hefner has sole voting and investment power. Mr. Hefner shares voting and investment power as to 148,850 shares including above, as hereinabove set forth in footnote (3) to the preceding table.

(3) Mr. Tolbert disclaims any beneficial ownership of 160 shares included above, of which 10 shares are owned by his wife, 40 shares are owned by his four adult children, and 110 shares are held by S.C. Bomielle, Inc., a nominee corporation holding such shares for Mr. Tolbert's adult children. Mr. Tolbert has sole voting and investment power over the shares described above, except with respect to the shares owned by his wife, as to which he has no voting or investment power, and the 110 shares held by S.C. Bomielle, Inc., as to which he shares voting power.

                             DIRECTORS
            Information Concerning the Board of Directors
                      and Committees of the Board

         The Company has a standing Audit Committee, the members of which are Messrs. Cleary and Smith. No meetings were held by such committee during the last fiscal year. The functions performed by such committee, which for fiscal year 1996 were performed by the Board of Directors, include nomination of the independent auditors of the Company, review of the proposed scope of the independent audits and the results thereof, review with management personnel of the independent auditors' observations on financial policy, controls and personnel, review of any significant change in accounting policy and accounting for any major transaction and review of corporate policy for avoiding conflicts of interest.

         One meeting of the Board of Directors was held during the last fiscal year and all directors with the exception of Mr. Cleary attended the meeting. The Company does not have standing Nominating or Executive Committees.

                        Election of Directors

         At the Annual Meeting of the Stockholders, five directors are to be elected to serve for one-year terms and until their respective successors are duly elected and qualified, in accordance with the provisions of the By-Laws of the Company. Because the Company does not have a standing Nominating Committee, the Board of Directors has nominated the directors to stand for election at the annual meeting. Unless a stockholder requested that voting of the proxy be withheld for any one or more of the nominees for director by so directing on the proxy card, the shares represented by the enclosed proxy will be voted for election as directors of the five nominees hereinafter named. If any nominee becomes unavailable for any reason, of if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. The affirmative vote of holders of a majority of the Company's common stock represented and voting at the annual meeting will be necessary for the election, as director, of each nominee.

            Information Concerning Nominees and Directors

         The information appearing in the following table and discussion, with respect to principal occupation or employment during the past five years and present directorships, has been furnished to the Company by the respective nominees and directors. Messrs. Raymond
H. Hefner, Jr., Cleary, Richard B. Hefner, Smith, and Tolbert are nominees for election, as directors, at this meeting, to serve for additional terms of one year. Richard B. Hefner is the son of Raymond
H. Hefner, Jr.  All directors are United States citizens.

                                           Date Term    Director
Name and Principal Occupation       Age     Expires      Since
- -----------------------------       ---    ---------    -----------
Raymond H. Hefner, Jr., Chairman    69     Nov. 1996    March, 1980
   of the Board, of the Company;
   President, Bonray, Inc.;
   President, HBH Holding Corporation

William B. Cleary, Manager,         75     Nov. 1996    May, 1981
   Cleary Exploration L.L.C.

Richard B. Hefner, President and    36     Nov. 1996    October, 1990
   Chief Executive Officer of the
   Company; Vice President, Bonray,
   Inc.; Vice President, HBH Holding
   Corporation

Hobart A. Smith, Vice President     59     Nov. 1996    May, 1981
   of Smith International, Inc. and
   Consultant to the President

James R. Tolbert III, Chairman,     61     Nov. 1996    March, 1980
   President, Chief Executive
   Officer and Treasurer of First
   Oklahoma Corporation

         Raymond H. Hefner, Jr. was elected Chairman of the Board of Directors of the Company upon its inception in March 1980. He served as Chief Executive Officer from that time until June 30, 1993. He founded Bonray Energy Corporation, a company engaged in oil and gas exploration and production and the predecessor of the Company's operations, in 1957. He served as Chairman of the Board, Chief Executive Officer and Treasurer of Bonray Energy Corporation until it's sale on November 1, 1991. Mr. Hefner also serves as President of Bonray, Inc., a privately held oil and gas investment company, and President of HBH Holding Corporation, the general partner of HBH Enterprises A Limited Partnership, an Oklahoma limited partnership, a privately held investment company. Mr. Hefner served as Chairman of the Board of Liberty Bank and Trust Company of Oklahoma City, N.A., a national bank, and Vice Chairman of the Board of Liberty Bancorp, Inc., a bank holding company; and he currently serves as a director of Liberty Bancorp, Inc., Liberty Bank and Trust Company of Oklahoma City, N.A., Liberty Bank and Trust Company of Tulsa, N.A., Liberty Mutual Insurance Company, Liberty Life Assurance Company, and Liberty Mutual Fire Insurance Company, all national insurance companies. Mr. Hefner is also a director of Gulf Canada Resources, Ltd., headquartered in Calgary.

         William B. Cleary formed Cleary Exploration, L.L.C., an oil and gas exploration company, in January, 1993, where he serves as Manager. He was Chief Executive Officer, President and Director of Boswell Energy Corporation, Oklahoma City, Oklahoma 73118), a company engaged in oil and gas exploration and production, from July, 1976 to June, 1992. He is a Director of Bank of Oklahoma, N.A. and BOK Financial Corp. In 1950 he founded Cleary Petroleum Corporation and served as Chief Executive Officer of that company and its successors until 1976. (On November 1, 1973, Cleary Petroleum Corporation was acquired by W.R. Grace & Co., and in 1978, changed its name to Grace Petroleum Corporation.)

         Richard B. Hefner was elected President, Chief Operating Officer and Director of the Company in October, 1990, and on June 30, 1993, was elected Chief Executive Officer. Mr. Hefner serves as Vice President of Bonray, Inc., a privately held oil and gas investment company, and Vice President of HBH Holding Corporation, the general partner of HBH Enterprises A Limited Partnership, an Oklahoma limited partnership, a privately held investment company. Mr. Hefner has served as Vice President and General Manager of Canadian Valley Ranch, Inc., a pure-bred livestock production company, since 1982. The address is Route 3, Box 294, Seminole, Oklahoma 74868.

         Hobart A. Smith has served in various capacities with Smith International, Inc./Smith Tool Division, a manufacturing company (P.O. Box 60068, Houston, Texas 77205), since 1965, including various sales, managerial and vice presidential positions. Since August, 1979, he has served as Vice President, and since 1992, also serves as Consultant to the President.

         James R. Tolbert III served as President, Treasurer and Director of Anta Corporation from September, 1972, and Chairman of the Board of Directors from November, 1976, until its liquidation in April, 1985. From April, 1985, until November, 1989, he served as Trustee of the Anta Corporation Liquidating Trust. On July 16, 1986, Mr. Tolbert was elected Chairman, President, Chief Executive Officer and Treasurer of First Oklahoma Corporation, a holding company (120 E. Sheridan, Oklahoma City, Oklahoma 73104). He served as a Director of BEC until its sale in November 1, 1991.


                       EXECUTIVE COMPENSATION

         The following information is set forth with respect to all cash compensation paid by the Company for services rendered in all capacities to the Company during the three fiscal years ended June 30, 1996, to the Company's most highly compensated executive officers whose cash compensation exceeded $100,000 and the Chief Executive Officer of the Company regardless of compensation level.

                      SUMMARY COMPENSATION TABLE


                                                           Long Term Compensation
                                                    -----------------------------------
                          Annual Compensation                Awards             Payouts
                   -------------------------------  -----------------------     -------
                                          Other
Name                                      Annual    Restricted                           All Other
and                                       Compensa-   Stock                     LTIP      Compen-
Principal                Salary    Bonus    tion     Award(s)    Options/       Payouts   sation
Position           Year   ($)       ($)     ($)       ($)         SAR's(#)        ($)       ($)
- ---------          ----  ------    -----  --------- ----------   ---------      -------  ---------

Richard B. Hefner
   CEO             1996  $90,000    $-0-     $-0-     $-0-         -0-           $-0-     $2,700 *
Richard B. Hefner
   CEO             1995  $70,000    $-0-     $-0-     $-0-         -0-           $-0-     $2,100 *
Richard B. Hefner
   CEO             1994  $70,000    $-0-     $-0-     $-0-         -0-           $-0-     $2,100 *

* Amounts paid to the account of Mr. Richard Hefner as a participant in the Savings and Thrift Plan for Employees of Bonray Drilling Corporation (the "Savings Plan"). All officers and employees of the Company who meet certain eligibility requirements (such as attaining the age of 18 and one (1) year of service to the Company) are eligible to participate in the Savings Plan.

                      Compensation of Directors

         Messrs. Raymond Hefner and Richard Hefner do not receive additional compensation for serving as directors. All outside directors are paid $500 for each board and committee meeting attended.


                     TRANSACTIONS WITH MANAGEMENT

         For the fiscal year ended June 30, 1996, the Company made no purchases or had any other transactions with management.


              APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

         Pursuant to the recommendation of the Audit Committee, the members and functions of which have been described earlier in this Proxy Statement, the Board of Directors of the Company has appointed Ernst & Young LLP as independent auditors of the Company. Ernst & Young LLP, certified public accountants, have been the independent auditors of the Company since April 1, 1980. Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the stockholders for approval, and their approval is requested. The Board of Directors considers such accountants to be well qualified.

         A representative of Ernst & Young LLP will be present at the meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

         The Board of Directors favors a vote for the proposal to approve the appointment of Ernst & Young LLP. Unless a contrary indication is specified, the shares represented by the enclosed proxy will be so voted. The affirmative vote of a majority of the Company's common stock represented and voting at the Annual Meeting of Stockholders will be necessary for the approval of the appointment of Ernst & Young LLP. In the event the appointment of Ernst & Young LLP should not be approved by the stockholders, the Board of Directors will make another appointment, to be effective at the earliest feasible time.


                            VOTE REQUIRED

         The affirmative vote of the holders of a majority of the company stock represented at the meeting will be required for (i) the election as director of each nominee and (ii) the approval of the appointment of Ernst & Young LLP as independent auditors of the Company for the ensuing year. The Company's Secretary will appoint an inspector of election to tabulate all votes and certify the results of all matters voted upon at the annual meeting. Neither the corporate law of the State of Delaware, the state in which the Company is incorporated, nor the Company's Certificate of Incorporation or Bylaws have any specific provisions regarding the treatment of abstentions and of broker non-votes. It is the Company's policy not to count abstentions or broker non-votes except for purposes of determining the presence of a quorum at the meeting.


                       STOCKHOLDERS' PROPOSALS

         Proposals by stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company prior to June 30, 1997 for the proposals to be included in the proxy statement and proxy card relating to such meeting. It is suggested that proponents submit their proposals by certified mail, return receipt requested.

                            OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting of Stockholders' however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy form will vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

         The accompanying form of proxy has been prepared at the direction of the Board of Directors of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by your Board of Directors.

         The Board of Directors of the Company urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you are in fact able to attend.


                    ANNUAL REPORT AND 10-K REPORT

         A COMBINATION ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED June 30, 1996, IS ENCLOSED WITH THESE PROXY MATERIALS. OTHER INTERESTED PARTIES MAY REQUEST COPIES OF THIS COMBINATION ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K FROM THE COMPANY AT ANY TIME BEFORE OR AFTER THE MEETING. ADDITIONAL COPIES OF THIS REPORT WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS ON WRITTEN REQUEST TO: Debera T. Baker, Corporate Secretary; Bonray Drilling Corporation; P.O. Box 50128; Oklahoma City, Oklahoma 73140.

                          BONRAY DRILLING CORPORATION
                          BY ORDER OF THE BOARD OF DIRECTORS

                          DEBERA T. BAKER

                          Debera T. Baker
                          Corporate Secretary

Oklahoma City, Oklahoma
October 4, 1996

                                  PROXY

                       BONRAY DRILLING CORPORATION
                                   for
                Annual Meeting of Stockholders to be held
                              November 6, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Raymond H. Hefner, Jr. and Debera T. Baker, or either of them Proxies for the undersigned, with full power of substitution in each, to represent and to vote, as designated below, all shares of common stock of Bonray Drilling Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held on November 6, 1996, and at any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS, as set forth in the accompanying Proxy
   Statement

       FOR all nominees listed           WITHHOLD AUTHORITY
       below (except as marked           to vote for all
       to the contrary below)            nominees listed below

   Raymond H. Hefner, Jr., William B. Cleary, Richard B. Hefner,
   Hobart A. Smith, and James R. Tolbert III.

   (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ________________________________________________________________

2. PROPOSAL TO APPROVE the appointment of Ernst & Young as the independent auditors of the Company

    FOR                      AGAINST                    ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR"
    THE ELECTION OF NOMINEES LISTED AND "FOR" PROPOSAL 2.
    YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO VOTE THEREOF.

    The undersigned hereby acknowledges receipt of the Proxy
Statement and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the Proxy.

    Please sign exactly as name(s) appear hereon. When shares are held by joint owners, both should sign. When signing in a representative capacity, please file full title and attach proof of authority unless already on file with the Company. If a corporation or partnership, please sign in full corporate or partnership name by President or partner or other authorized person.

    PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE.


         Date__________________________, 1996



         ____________________________________
         Signature



         ____________________________________
         Signature if held jointly